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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 15, 1999 appearing on page F-2 of the Trimedyne, Inc. Annual Report on Form 10-K for the year ended September 30, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ MCKENNON, WILSON & MORGAN, LLP
_______________________________
MCKENNON, WILSON & MORGAN, LLP.
Irvine, California
May 3, 2000